Press Release January 19, 2005

Exhibit (99)(a)

WACHOVIA’S 4th QUARTER 2004 EARNINGS PER SHARE UP 14% TO 95 CENTS

RECORD 2004 EARNINGS; 3RD CONSECUTIVE YEAR OF DOUBLE-DIGIT GROWTH

4th QUARTER 2004 COMPARED WITH 4th QUARTER 2003

•	Record net income of $1.45 billion, up 32 percent. Results include the two-month impact of the acquisition of SouthTrust Corporation, which closed on November 1, 2004.

•	Record revenue and earnings in the General Bank and Wealth Management. Corporate and Investment Bank had a record year and continued to gain market share. Capital Management earnings benefitted from retail brokerage integration efficiencies.

•	Strong credit quality with net charge-offs of 0.23 percent of average loans; total nonperforming assets were only 0.53 percent of loans, foreclosed properties and loans held for sale.

•	Record customer satisfaction and loyalty scores.

Earnings Highlights
	Three Months Ended
	December 31, 2004		September 30, 2004		December 31, 2003
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,448	0.95	1,263	0.96	1,100	0.83
Net merger-related expenses	53	0.04	55	0.04	75	0.05
Earnings excluding net merger-related expenses	$1,501	0.99	1,318	1.00	1,175	0.88
Financial ratios
Return on average common stockholders’ equity	13.50%		15.12		13.58
Net interest margin	3.37		3.36		3.64
Fee and other income as % of total revenue	45.50%		46.21		47.05
Capital adequacy (a)
Tier 1 capital ratio	7.93%		8.34		8.52
Total capital ratio	11.01		11.22		11.82
Leverage ratio	6.38%		6.21		6.36
Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	289%		291		227
Allowance for loan losses as % of loans, net	1.23		1.33		1.42
Allowance for credit losses as % of loans, net (b)	1.30		1.41		1.51
Net charge-offs as % of average loans, net	0.23		0.15		0.39
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.53%		0.50		0.69

(a)	The fourth quarter of 2004 is based on estimates.

(b)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA’S QUARTERLY AND FULL YEAR EARNINGS SET RECORD/page 2

CHARLOTTE, N.C. – Wachovia Corp. (NYSE:WB) today reported record fourth quarter 2004 net income of $1.45 billion, or 95 cents per share, compared with $1.10 billion, or 83 cents per share, in the fourth quarter of 2003.

Excluding after-tax net merger-related expenses and other items of 4 cents per share in the fourth quarter of 2004 and 5 cents per share in the fourth quarter of 2003, fourth quarter 2004 earnings were $1.50 billion, or 99 cents per share, compared with $1.18 billion, or 88 cents per share, in the fourth quarter of 2003.

Full year 2004 net income available to common stockholders was a record $5.21 billion, up 22 percent from full year 2003, and earnings per share of a record $3.81 were up 20 percent from 2003. Excluding after-tax net merger-related expenses and other items of 14 cents per share in 2004 and 18 cents in 2003, earnings available to common stockholders were $5.42 billion, or $3.95 per share, compared with $4.51 billion, or $3.36 per share, in 2003.

“With three consecutive years of double-digit earnings growth, Wachovia begins 2005 with good momentum,” said Ken Thompson, Wachovia chairman and chief executive officer. “All of our four major businesses set earnings and revenue records in 2004. This performance reflects our entire team’s extraordinary efforts to work together in the best interests of our customers and shareholders. Performance highlights included strong balance sheet growth in the General Bank and Wealth Management, market share gains in the Corporate and Investment Bank, and sales force and efficiency improvements in Capital Management despite a challenging year in the retail brokerage industry.

“The year’s results show the strength of our diversified business model, and we are optimistic that our revenue strategies and expense initiatives will continue to build momentum and place us firmly on a growth path. We believe we are in a strong position for the future, with the integration of our nationwide retail brokerage business largely complete, and many opportunities ahead to deliver more products and services to customers now that SouthTrust and Wachovia have joined forces.”

Wachovia Corporation
	Three Months Ended
(In millions)	December 31, 2004	September 30, 2004	December 31, 2003
Total revenue (Tax-equivalent)	$6,161	5,629	5,555
Provision for credit losses	109	43	86
Noninterest expense	3,834	3,671	3,775
Net income	1,448	1,263	1,100
Average loans, net	196,527	168,552	159,600
Average core deposits	$260,627	232,989	194,109

In the fourth quarter of 2004 compared with the fourth quarter of 2003, revenue increased 11 percent and noninterest expense increased 2 percent. Provision expense increased $23 million to $109 million, largely due to additional loans from the SouthTrust merger. Net charge-offs declined $41 million to $115 million, or an annualized 0.23 percent of average net loans. Total nonperforming assets including loans held for sale increased 2 percent as a result of the SouthTrust merger to $1.26 billion, or 0.53 percent of loans, foreclosed properties and loans held for sale at December 31, 2004.

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WACHOVIA’S QUARTERLY AND FULL YEAR EARNINGS SET RECORD/page 3

The 23 percent increase in average net loans included $24.2 billion from SouthTrust. There was strong growth in commercial, led by middle-market commercial and asset-based lending, and consumer loans, largely in consumer real estate-secured loans.

Average core deposits increased 34 percent. The increase included $216.8 billion in average low-cost core deposits, which were up 41 percent from the fourth quarter of 2003. SouthTrust added $14.1 billion in average low-cost core deposits, and $22.9 billion of the increase was associated with an FDIC-insured money market sweep product Wachovia introduced in the fourth quarter of 2003. Low-cost core deposits are those in demand deposit, interest checking, savings and money market accounts, and exclude CAP accounts and CDs.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses and other intangible amortization. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 20 and 21 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP.

General Bank

General Bank Highlights
	Three Months Ended
(In millions)	December 31, 2004	September 30, 2004	December 31, 2003
Total revenue (Tax-equivalent)	$3,003	2,638	2,425
Provision for credit losses	108	74	145
Noninterest expense	1,533	1,366	1,396
Segment earnings	868	762	562
Average loans, net	147,304	124,574	116,372
Average core deposits	192,062	170,329	158,128
Economic capital, average	$6,545	5,200	5,562

The General Bank includes retail and small business, and commercial customers. The General Bank produced record quarterly segment earnings of $868 million, up 54 percent from the prior year’s fourth quarter. In addition to the impact of two months of revenue related to SouthTrust, the 24 percent increase in total revenue from the fourth quarter a year ago was driven by outstanding core deposit growth and continued strength in middle-market commercial, commercial real estate and consumer real estate-secured lending. Fee and other income increased 32 percent from the fourth quarter a year ago. In addition to the impact from SouthTrust, there was strong growth in debit card transaction volume, service charges, mortgage banking income and noncustomer check cashing fees. Noninterest expense increased 10 percent from the fourth quarter a year ago primarily due to the impact of SouthTrust.

Average core deposits increased 21 percent from the prior year quarter, including 25 percent year over year growth in average low-cost core deposits. Average loans increased 27 percent year over year. This growth included $17.7 billion in average core deposits and $20.3 billion in average loans from SouthTrust.

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WACHOVIA’S QUARTERLY AND FULL YEAR EARNINGS SET RECORD/page 4

While most loan categories grew, consumer mortgage loans declined 31 percent year over year reflecting the higher rate environment. Provision expense declined 26 percent from the fourth quarter of 2003, primarily reflecting risk reduction strategies implemented in prior years, as well as solid improvements in both commercial and consumer loan losses and a strengthening economy.

Capital Management

Capital Management Highlights
	Three Months Ended
(In millions)	December 31, 2004	September 30, 2004	December 31, 2003
Total revenue (Tax-equivalent)	$1,367	1,270	1,405
Provision for credit losses	—	—	—
Noninterest expense	1,146	1,096	1,196
Segment earnings	140	111	133
Average loans, net	370	346	156
Average core deposits	31,527	29,099	7,004
Economic capital, average	$1,373	1,267	1,374

Capital Management includes asset management and retail brokerage services. Earnings increased 5 percent from the fourth quarter of 2003 despite a revenue decline of 3 percent, as noninterest expense was reduced by $50 million largely due to the benefit of the retail brokerage integration. Revenues declined on lower brokerage transactional revenues, which offset growth in net interest income and asset-based fee income. The addition of SouthTrust had an insignificant impact on this segment’s fourth quarter 2004 results.

Net equity mutual fund sales continued to be positive, offset by outflows in money market funds, leading to a 3 percent decline in mutual fund assets to $106.4 billion from the fourth quarter of 2003. The decline largely reflected growth in the FDIC-insured sweep product to $29.9 billion at year-end 2004 compared with $11.8 billion at year-end 2003. Despite the decline in mutual fund assets, total assets under management at December 31, 2004, increased 4 percent from December 31, 2003, to $256.3 billion, including $4.7 billion from SouthTrust. Total assets under management and securities lending grew 21 percent from year-end 2003 to $297.2 billion, largely attributable to $42.7 billion from the January 1, 2004, acquisition of a securities lending firm.

Wealth Management

Wealth Management Highlights
	Three Months Ended
(In millions)	December 31, 2004	September 30, 2004	December 31, 2003
Total revenue (Tax-equivalent)	$279	269	254
Provision for credit losses	—	(1)	1
Noninterest expense	197	189	187
Segment earnings	54	51	41
Average loans, net	12,326	11,481	9,936
Average core deposits	12,998	12,462	11,333
Economic capital, average	$403	374	386

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. Record Wealth Management revenue rose 10 percent from the fourth quarter of 2003 and segment earnings were a record

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WACHOVIA’S QUARTERLY AND FULL YEAR EARNINGS SET RECORD/page 5

$54 million, up 32 percent. Net interest income grew 23 percent on average loan growth of 24 percent from both consumer and commercial lending. Average core deposits grew 15 percent year over year, primarily in money market balances. Fee and other income was flat. Record trust and investment management sales and improved equity market valuations offset a 5 percent decline in insurance commissions largely due to the sale of an insurance brokerage business. Noninterest expense increased 5 percent year over year primarily related to increased incentives on higher revenues, as well as the November 1, 2004, acquisition of Boston-based Tanager Financial Services. The addition of SouthTrust had an insignificant impact on this segment’s fourth quarter 2004 results.

Corporate and Investment Bank

Corporate and Investment Bank Highlights
	Three Months Ended
(In millions)	December 31, 2004	September 30, 2004	December 31, 2003
Total revenue (Tax-equivalent)	$1,281	1,351	1,176
Provision for credit losses	4	(15)	35
Noninterest expense	657	679	648
Segment earnings	392	435	310
Average loans, net	35,691	33,240	30,822
Average core deposits	21,434	19,366	16,422
Economic capital, average	$5,120	4,845	5,134

The Corporate and Investment Bank includes corporate lending, investment banking, global treasury and trade finance, and principal investing. Corporate and Investment Bank revenue grew 9 percent and segment earnings were up 26 percent from the fourth quarter of 2003, although results were down from the third quarter of 2004 largely due to lower principal investing gains. Net interest income rose due to higher trading assets and core deposit growth. Fee and other income increased on strong advisory and underwriting fees related to solid results in investment grade products, loan syndications, equity capital markets and structured products. Provision expense and capital usage declined year over year due to improved credit quality. Noninterest expense increased modestly due to increased personnel expense. Average core deposits grew 31 percent primarily from higher commercial mortgage servicing, trade finance and treasury services. The addition of SouthTrust had an insignificant impact on this segment’s fourth quarter 2004 results.

Wachovia Corporation (NYSE:WB) is one of the largest providers of financial services to retail, brokerage and corporate customers, with retail operations from Connecticut to Florida and west to Texas, and retail brokerage operations nationwide. Wachovia had assets of $493.3 billion, market capitalization of $83.5 billion and stockholders’ equity of $47.3 billion at December 31, 2004. Its four core businesses, the General Bank, Capital Management, Wealth Management, and the Corporate and Investment Bank, serve customers primarily in 15 states and Washington, D.C. Its full-service retail brokerage firm, Wachovia Securities, LLC, serves clients in 49 states and five Latin American countries. Global services are offered through 33 international offices. Online banking and brokerage products and services also are available through Wachovia.com.

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WACHOVIA’S QUARTERLY AND FULL YEAR EARNINGS SET RECORD/page 6

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated January 19, 2005.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 2 and on page 9 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses” and “Earnings Excluding Merger-Related and Restructuring Expenses, and Other Intangible Amortization”, and which are reconciled to GAAP financial measures on pages 20 and 21. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Bob Kelly will review Wachovia’s fourth quarter 2004 results and future outlook in a conference call and audio webcast beginning at 8 a.m. Eastern Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to fourth quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Fourth Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-357-9787 for U.S. callers or 1-706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Wednesday, January 19 at 11 a.m. Eastern Time through 5 p.m. Eastern Time on Friday, February 18. Replay telephone number is 1-706-645-9291; access code 2884033.

***

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2004				2003
(Dollars in millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,297	2,965	2,838	2,861	2,877
Tax-equivalent adjustment	60	63	65	62	65

Net interest income (Tax-equivalent)	3,357	3,028	2,903	2,923	2,942
Fee and other income (a)	2,804	2,601	2,607	2,767	2,613

Total revenue (Tax-equivalent) (a)	6,161	5,629	5,510	5,690	5,555
Provision for credit losses	109	43	61	44	86
Other noninterest expense (a)	3,605	3,445	3,286	3,455	3,520
Merger-related and restructuring expenses	116	127	102	99	135
Other intangible amortization	113	99	107	112	120

Total noninterest expense (a)	3,834	3,671	3,495	3,666	3,775
Minority interest in income of consolidated subsidiaries	54	28	45	57	63

Income before income taxes (Tax-equivalent)	2,164	1,887	1,909	1,923	1,631
Tax-equivalent adjustment	60	63	65	62	65
Income taxes	656	561	592	610	466

Net income	$1,448	1,263	1,252	1,251	1,100

Diluted earnings per common share	$0.95	0.96	0.95	0.94	0.83
Return on average common stockholders’ equity	13.50%	15.12	15.49	15.37	13.58
Return on average assets	1.22	1.18	1.22	1.26	1.12
Overhead efficiency ratio (a)	62.23%	65.20	63.46	64.42	67.95
Operating leverage	$368	(55)	(11)	244	18

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.23%	1.33	1.35	1.40	1.42
Allowance for loan losses as % of nonperforming assets	251	258	241	218	205
Allowance for credit losses as % of loans, net	1.30	1.41	1.43	1.49	1.51
Net charge-offs as % of average loans, net	0.23	0.15	0.17	0.13	0.39
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.53%	0.50	0.55	0.63	0.69

CAPITAL ADEQUACY (b)
Tier I capital ratio	7.93%	8.34	8.36	8.54	8.52
Total capital ratio	11.01	11.22	11.32	11.67	11.82
Leverage ratio	6.38%	6.21	6.23	6.33	6.36

OTHER DATA
Average diluted common shares (In millions)	1,518	1,316	1,320	1,326	1,332
Actual common shares (In millions)	1,588	1,308	1,309	1,312	1,312
Dividends paid per common share	$0.46	0.40	0.40	0.40	0.35
Dividend payout ratio on common shares	48.42%	41.67	42.11	42.55	42.17
Book value per common share	$29.79	25.92	24.93	25.42	24.71
Common stock price	52.60	46.95	44.50	47.00	46.59
Market capitalization	$83,537	61,395	58,268	61,650	61,139
Common stock price to book value	177%	181	178	185	189
FTE employees	96,030	84,503	85,042	85,460	86,114
Total financial centers/brokerage offices	4,004	3,247	3,271	3,305	3,360
ATMs	5,321	4,395	4,396	4,404	4,408

(a)	Certain amounts presented prior to the fourth quarter of 2004 have been reclassified to conform to the presentation in the fourth quarter of 2004.

(b)	The fourth quarter of 2004 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2004				2003
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES (a) (b)
Return on average common stockholders’ equity	13.95%	15.72	16.04	15.95	14.41
Return on average assets	1.26	1.24	1.27	1.31	1.20
Overhead efficiency ratio (c)	60.34	62.96	61.60	62.67	65.51
Overhead efficiency ratio excluding brokerage (c)	55.01%	57.56	55.50	56.69	60.08
Operating leverage	$358	(30)	(8)	208	6

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND OTHER INTANGIBLE AMORTIZATION (a) (b) (d)
Dividend payout ratio on common shares	44.23%	38.10	38.83	38.83	37.23
Return on average tangible common stockholders’ equity	26.59	26.28	27.15	26.97	24.83
Return on average tangible assets	1.38	1.33	1.38	1.42	1.32
Overhead efficiency ratio (c)	58.50	61.20	59.66	60.70	63.35
Overhead efficiency ratio excluding brokerage (c)	52.79%	55.44	53.12	54.23	57.39
Operating leverage	$373	(38)	(13)	200	(1)

OTHER FINANCIAL DATA
Net interest margin	3.37%	3.36	3.37	3.55	3.64
Fee and other income as % of total revenue (c)	45.50	46.21	47.33	48.62	47.05
Effective income tax rate	31.20	30.71	32.19	32.73	29.76
Tax rate (Tax-equivalent) (e)	33.14%	33.04	34.44	34.93	32.57

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$116,599	96,860	92,107	90,368	90,628
Consumer loans, net	79,928	71,692	71,535	68,813	68,972
Loans, net	196,527	168,552	163,642	159,181	159,600
Earning assets	397,490	359,909	344,847	330,320	322,274
Total assets	472,431	424,399	411,074	398,688	388,987
Core deposits	260,627	232,989	223,809	208,673	194,109
Total deposits	280,051	248,245	238,692	224,022	212,277
Interest-bearing liabilities	343,489	314,310	301,652	289,741	284,005
Stockholders’ equity	$42,644	33,246	32,496	32,737	32,141

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$131,196	102,524	101,581	97,742	97,030
Consumer loans, net	92,644	71,980	71,336	69,561	68,541
Loans, net	223,840	174,504	172,917	167,303	165,571
Goodwill and other intangible assets
Goodwill	21,526	11,481	11,481	11,233	11,149
Deposit base	1,048	484	568	659	757
Customer relationships	443	372	387	401	396
Tradename	90	90	90	90	90
Total assets	493,324	436,698	418,441	411,140	401,188
Core deposits	274,588	237,315	228,204	217,954	204,660
Total deposits	295,053	252,981	243,380	232,338	221,225
Stockholders’ equity	$47,317	33,897	32,646	33,337	32,428

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 8, $53 million, $55 million, $47 million, $48 million and $75 million in the fourth, third, second and first quarters of 2004, and in the fourth quarter of 2003, respectively, of after-tax net merger-related and restructuring expenses.

(b)	See page 8 for the most directly comparable GAAP financial measure and pages 20 and 21 for a more detailed reconciliation.

(c)	Certain amounts presented prior to the fourth quarter of 2004 have been reclassified to conform to the presentation in the fourth quarter of 2004.

(d)	These financial measures are calculated by excluding from GAAP computed net income presented on page 8, $74 million, $62 million, $67 million, $69 million and $74 million in the fourth, third, second and first quarters of 2004, and in the fourth quarter of 2003, respectively, of deposit base and other intangible amortization.

(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2004				2003
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
INTEREST INCOME
Interest and fees on loans	$2,814	2,393	2,316	2,335	2,357
Interest and dividends on securities	1,232	1,156	1,110	1,141	1,104
Trading account interest	388	325	237	197	189
Other interest income	535	427	356	326	301

Total interest income	4,969	4,301	4,019	3,999	3,951

INTEREST EXPENSE
Interest on deposits	860	691	654	648	568
Interest on short-term borrowings	492	396	316	299	311
Interest on long-term debt	320	249	211	191	195

Total interest expense	1,672	1,336	1,181	1,138	1,074

Net interest income	3,297	2,965	2,838	2,861	2,877
Provision for credit losses	109	43	61	44	86

Net interest income after provision for credit losses	3,188	2,922	2,777	2,817	2,791

FEE AND OTHER INCOME (a)
Service charges	519	499	489	471	436
Other banking fees	343	313	301	269	250
Commissions	620	568	657	756	732
Fiduciary and asset management fees	700	668	700	704	700
Advisory, underwriting and other investment banking fees	271	237	203	200	223
Trading account profits (losses)	(16)	(60)	34	77	14
Principal investing	7	201	15	38	(13)
Securities gains (losses)	23	(71)	36	2	(24)
Other income	337	246	172	250	295

Total fee and other income	2,804	2,601	2,607	2,767	2,613

NONINTEREST EXPENSE
Salaries and employee benefits	2,239	2,118	2,164	2,182	2,152
Occupancy	260	234	224	229	244
Equipment	272	268	253	259	285
Advertising	51	46	48	48	56
Communications and supplies	163	149	157	151	156
Professional and consulting fees	179	134	126	109	146
Other intangible amortization	113	99	107	112	120
Merger-related and restructuring expenses	116	127	102	99	135
Sundry expense (a)	441	496	314	477	481

Total noninterest expense (a)	3,834	3,671	3,495	3,666	3,775

Minority interest in income of consolidated subsidiaries	54	28	45	57	63

Income before income taxes	2,104	1,824	1,844	1,861	1,566
Income taxes	656	561	592	610	466

Net income	$1,448	1,263	1,252	1,251	1,100

PER COMMON SHARE DATA
Basic earnings	$0.97	0.97	0.96	0.96	0.84
Diluted earnings	0.95	0.96	0.95	0.94	0.83
Cash dividends	$0.46	0.40	0.40	0.40	0.35
AVERAGE COMMON SHARES
Basic	1,487	1,296	1,300	1,302	1,311
Diluted	1,518	1,316	1,320	1,326	1,332

(a)	Certain amounts presented prior to the fourth quarter of 2004 have been reclassified to conform to the presentation in the fourth quarter of 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Years Ended December 31,
(In millions, except per share data)	2004	2003
INTEREST INCOME
Interest and fees on loans	$9,858	9,507
Interest and dividends on securities	4,639	3,828
Trading account interest	1,147	724
Other interest income	1,644	1,021

Total interest income	17,288	15,080

INTEREST EXPENSE
Interest on deposits	2,853	2,360
Interest on short-term borrowings	1,503	1,219
Interest on long-term debt	971	894

Total interest expense	5,327	4,473

Net interest income	11,961	10,607
Provision for credit losses	257	586

Net interest income after provision for credit losses	11,704	10,021

FEE AND OTHER INCOME (a)
Service charges	1,978	1,731
Other banking fees	1,226	1,017
Commissions	2,601	2,318
Fiduciary and asset management fees	2,772	2,345
Advisory, underwriting and other investment banking fees	911	787
Trading account profits	35	110
Principal investing	261	(139)
Securities gains (losses)	(10)	45
Other income	1,005	1,268

Total fee and other income	10,779	9,482

NONINTEREST EXPENSE (a)
Salaries and employee benefits	8,703	7,708
Occupancy	947	851
Equipment	1,052	1,021
Advertising	193	160
Communications and supplies	620	598
Professional and consulting fees	548	460
Other intangible amortization	431	518
Merger-related and restructuring expenses	444	443
Sundry expense	1,728	1,521

Total noninterest expense	14,666	13,280

Minority interest in income of consolidated subsidiaries	184	143

Income before income taxes and cumulative effect of a change in accounting principle	7,633	6,080
Income taxes	2,419	1,833

Income before cumulative effect of a change in accounting principle	5,214	4,247
Cumulative effect of a change in accounting principle, net of income taxes	—	17

Net income	5,214	4,264
Dividends on preferred stock	—	5

Net income available to common stockholders	$5,214	4,259

PER COMMON SHARE DATA
Basic
Income before change in accounting principle	$3.87	3.20
Net income	3.87	3.21
Diluted
Income before change in accounting principle	3.81	3.17
Net income	3.81	3.18
Cash dividends	$1.66	1.25
AVERAGE COMMON SHARES
Basic	1,346	1,325
Diluted	1,370	1,340

(a)	Certain amounts presented in 2003 have been reclassified to conform to the presentation in 2004.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,295	155	140	634	133	(60)	3,297
Fee and other income	661	1,222	138	685	98	—	2,804
Intersegment revenue	47	(10)	1	(38)	—	—	—

Total revenue (a)	3,003	1,367	279	1,281	231	(60)	6,101
Provision for credit losses	108	—	—	4	(3)	—	109
Noninterest expense	1,533	1,146	197	657	185	116	3,834
Minority interest	—	—	—	—	83	(29)	54
Income taxes (benefits)	484	80	28	198	(100)	(34)	656
Tax-equivalent adjustment	10	1	—	30	19	(60)	—

Net income	$868	140	54	392	47	(53)	1,448

	Three Months Ended September 30, 2004
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,994	152	131	597	154	(63)	2,965
Fee and other income	601	1,131	136	787	(54)	—	2,601
Intersegment revenue	43	(13)	2	(33)	1	—	—

Total revenue (a)	2,638	1,270	269	1,351	101	(63)	5,566
Provision for credit losses	74	—	(1)	(15)	(15)	—	43
Noninterest expense	1,366	1,096	189	679	214	127	3,671
Minority interest	—	—	—	—	65	(37)	28
Income taxes (benefits)	426	63	30	222	(145)	(35)	561
Tax-equivalent adjustment	10	—	—	30	23	(63)	—

Net income (loss)	$762	111	51	435	(41)	(55)	1,263

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended December 31, 2003
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger - Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$1,875	95	114	589	269	(65)	2,877
Fee and other income	501	1,327	138	621	26	—	2,613
Intersegment revenue	49	(17)	2	(34)	—	—	—

Total revenue (a)	2,425	1,405	254	1,176	295	(65)	5,490
Provision for credit losses	145	—	1	35	(95)	—	86
Noninterest expense	1,396	1,196	187	648	213	135	3,775
Minority interest	—	—	—	—	78	(15)	63
Income taxes (benefits)	312	75	25	151	(52)	(45)	466
Tax-equivalent adjustment	10	1	—	32	22	(65)	—

Net income	$562	133	41	310	129	(75)	1,100

(a)	Tax-equivalent.

(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS - ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2004				2003
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ON-BALANCE SHEET LOAN PORTFOLIO
COMMERCIAL
Commercial, financial and agricultural	$75,095	59,271	58,340	55,999	55,453
Real estate - construction and other	12,673	6,985	6,433	6,120	5,969
Real estate - mortgage	20,742	14,771	14,927	15,099	15,186
Lease financing	25,000	24,042	23,894	23,688	23,978
Foreign	7,716	7,402	8,075	7,054	6,880

Total commercial	141,226	112,471	111,669	107,960	107,466

CONSUMER
Real estate secured	74,161	54,965	53,759	51,207	50,726
Student loans	10,468	10,207	9,838	8,876	8,435
Installment loans	7,684	6,410	7,330	9,054	8,965

Total consumer	92,313	71,582	70,927	69,137	68,126

Total loans	233,539	184,053	182,596	177,097	175,592
Unearned income	9,699	9,549	9,679	9,794	10,021

Loans, net (On-balance sheet)	$223,840	174,504	172,917	167,303	165,571

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$141,226	112,471	111,669	107,960	107,466
Securitized loans - off-balance sheet	1,734	1,823	1,868	1,927	2,001
Loans held for sale	2,112	1,993	1,887	2,242	2,574

Total commercial	145,072	116,287	115,424	112,129	112,041

CONSUMER
Real estate secured
On-balance sheet loan portfolio	74,161	54,965	53,759	51,207	50,726
Securitized loans - off-balance sheet	7,570	6,567	7,194	8,218	8,897
Securitized loans included in securities	4,838	8,909	9,506	10,261	10,905
Loans held for sale	10,452	15,602	14,003	11,607	9,618

Total real estate secured	97,021	86,043	84,462	81,293	80,146

Student
On-balance sheet loan portfolio	10,468	10,207	9,838	8,876	8,435
Securitized loans - off-balance sheet	463	554	612	1,532	1,658
Loans held for sale	128	160	367	433	433

Total student	11,059	10,921	10,817	10,841	10,526

Installment
On-balance sheet loan portfolio	7,684	6,410	7,330	9,054	8,965
Securitized loans - off-balance sheet	2,184	2,489	1,794	—	—
Securitized loans included in securities	195	195	130	—	—
Loans held for sale	296	—	—	—	—

Total installment	10,359	9,094	9,254	9,054	8,965

Total consumer	118,439	106,058	104,533	101,188	99,637

Total managed portfolio	$263,511	222,345	219,957	213,317	211,678

SERVICING PORTFOLIO (b)
Commercial	$136,578	130,313	108,207	99,601	85,693
Consumer	$40,053	31,549	24,475	16,240	13,279

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.

(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2004				2003
(In millions)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$2,324	2,331	2,338	2,348	2,474
Provision for credit losses	95	63	73	59	63
Provision for credit losses relating to loans transferred to loans held for sale or sold	(6)	(8)	(9)	(8)	24
Beginning balance of acquired entities	510	—	—	—	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(51)	3	(3)	(9)	(57)
Net charge-offs	(115)	(65)	(68)	(52)	(156)

Balance, end of period	$2,757	2,324	2,331	2,338	2,348

as % of loans, net	1.23%	1.33	1.35	1.40	1.42

as % of nonaccrual and restructured loans (b)	289%	291	270	242	227

as % of nonperforming assets (b)	251%	258	241	218	205

LOAN LOSSES
Commercial, financial and agricultural	$82	50	41	48	105
Commercial real estate - construction and mortgage	4	3	1	1	4
Consumer	74	70	66	86	106

Total loan losses	160	123	108	135	215

LOAN RECOVERIES
Commercial, financial and agricultural	27	41	23	57	37
Commercial real estate - construction and mortgage	—	1	—	2	2
Consumer	18	16	17	24	20

Total loan recoveries	45	58	40	83	59

Net charge-offs	$115	65	68	52	156

Commercial loans net charge-offs as % of average commercial loans, net (c)	0.20%	0.05	0.08	(0.05)	0.31
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.28	0.30	0.28	0.36	0.50
Total net charge-offs as % of average loans, net (c)	0.23%	0.15	0.17	0.13	0.39

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$585	534	610	700	765
Commercial real estate - construction and mortgage	127	42	33	47	54
Consumer real estate secured	230	211	207	199	192
Installment loans	13	11	13	22	24

Total nonaccrual loans	955	798	863	968	1,035
Foreclosed properties (d)	145	101	104	103	111

Total nonperforming assets	$1,100	899	967	1,071	1,146

Nonperforming loans included in loans held for sale (e)	$157	57	68	67	82
Nonperforming assets included in loans and in loans held for sale	$1,257	956	1,035	1,138	1,228

as % of loans, net, and foreclosed properties (b)	0.49%	0.51	0.56	0.64	0.69

as % of loans, net, foreclosed properties and loans held for sale (e)	0.53%	0.50	0.55	0.63	0.69

Accruing loans past due 90 days	$522	428	419	328	341

(a)	At December 31, 2004, the reserve for unfunded lending commitments was $154 million.

(b)	These ratios do not include nonperforming loans included in loans held for sale.

(c)	Annualized.

(d)	Restructured loans are not significant.

(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2004				2003
(In millions, except per share data)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
ASSETS
Cash and due from banks	$11,714	10,355	10,701	10,564	11,479
Interest-bearing bank balances	4,441	7,664	2,059	5,881	2,308
Federal funds sold and securities purchased under resale agreements	22,436	30,629	21,970	23,845	24,725

Total cash and cash equivalents	38,591	48,648	34,730	40,290	38,512

Trading account assets	45,932	45,129	39,659	36,893	34,714
Securities	110,597	102,157	102,934	104,203	100,445
Loans, net of unearned income	223,840	174,504	172,917	167,303	165,571
Allowance for loan losses	(2,757)	(2,324)	(2,331)	(2,338)	(2,348)

Loans, net	221,083	172,180	170,586	164,965	163,223

Premises and equipment	5,268	4,150	4,522	4,620	4,619
Due from customers on acceptances	718	563	703	605	854
Goodwill	21,526	11,481	11,481	11,233	11,149
Other intangible assets	1,581	946	1,045	1,150	1,243
Loans held for sale	12,988	17,755	16,257	14,282	12,625
Other assets	35,040	33,689	36,524	32,899	33,804

Total assets	$493,324	436,698	418,441	411,140	401,188

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	64,197	52,524	51,613	49,018	48,683
Interest-bearing deposits	230,856	200,457	191,767	183,320	172,542

Total deposits	295,053	252,981	243,380	232,338	221,225
Short-term borrowings	63,406	67,589	66,360	65,452	71,290
Bank acceptances outstanding	755	570	708	613	876
Trading account liabilities	21,709	22,704	20,327	21,956	19,184
Other liabilities	15,507	14,838	15,321	15,564	16,945
Long-term debt	46,759	41,444	37,022	39,352	36,730

Total liabilities	443,189	400,126	383,118	375,275	366,250

Minority interest in net assets of consolidated subsidiaries	2,818	2,675	2,677	2,528	2,510

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at December 31, 2004	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.588 billion shares at December 31, 2004	5,294	4,359	4,365	4,372	4,374
Paid-in capital	31,120	18,095	17,920	17,869	17,811
Retained earnings	10,178	10,449	9,890	9,382	8,904
Accumulated other comprehensive income, net	725	994	471	1,714	1,339

Total stockholders’ equity	47,317	33,897	32,646	33,337	32,428

Total liabilities and stockholders’ equity	$493,324	436,698	418,441	411,140	401,188

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FOURTH QUARTER 2004			THIRD QUARTER 2004
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$3,909	18	1.85%	$3,153	12	1.52%
Federal funds sold and securities purchased under resale agreements	24,722	123	1.99	26,419	96	1.44
Trading account assets	36,517	411	4.49	32,052	348	4.34
Securities	103,879	1,297	5.00	101,493	1,237	4.88
Loans
Commercial
Commercial, financial and agricultural	69,394	836	4.79	58,278	642	4.40
Real estate - construction and other	10,537	120	4.53	6,683	67	4.02
Real estate - mortgage	19,035	237	4.95	14,877	170	4.54
Lease financing	10,185	180	7.07	9,692	178	7.33
Foreign	7,448	58	3.10	7,330	47	2.51

Total commercial	116,599	1,431	4.88	96,860	1,104	4.54

Consumer
Real estate secured	62,083	853	5.49	54,288	732	5.38
Student loans	10,560	107	4.04	10,145	97	3.80
Installment loans	7,285	111	6.12	7,259	107	5.86

Total consumer	79,928	1,071	5.35	71,692	936	5.21

Total loans	196,527	2,502	5.08	168,552	2,040	4.83

Loans held for sale	21,405	261	4.89	17,119	186	4.34
Other earning assets	10,531	104	3.89	11,121	96	3.43

Total earning assets excluding derivatives	397,490	4,716	4.74	359,909	4,015	4.45
Risk management derivatives (a)	—	313	0.31	—	349	0.39

Total earning assets including derivatives	397,490	5,029	5.05	359,909	4,364	4.84

Cash and due from banks	11,870			11,159
Other assets	63,071			53,331

Total assets	$472,431			$424,399

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	79,476	128	0.64	73,171	93	0.51
Money market accounts	90,382	271	1.19	81,525	197	0.96
Other consumer time	32,540	212	2.58	26,860	180	2.68
Foreign	9,486	46	1.92	7,453	27	1.42
Other time	9,938	56	2.31	7,803	39	1.98

Total interest-bearing deposits	221,822	713	1.28	196,812	536	1.08
Federal funds purchased and securities sold under repurchase agreements	47,264	233	1.96	47,052	164	1.39
Commercial paper	11,840	58	1.94	12,065	43	1.42
Securities sold short	12,694	102	3.18	12,388	96	3.09
Other short-term borrowings	5,859	19	1.33	6,042	15	0.91
Long-term debt	44,010	443	4.02	39,951	404	4.05

Total interest-bearing liabilities excluding derivatives	343,489	1,568	1.82	314,310	1,258	1.60
Risk management derivatives (a)	—	104	0.12	—	78	0.09

Total interest-bearing liabilities including derivatives	343,489	1,672	1.94	314,310	1,336	1.69

Noninterest-bearing deposits	58,229			51,433
Other liabilities	28,069			25,410
Stockholders’ equity	42,644			33,246

Total liabilities and stockholders’ equity	$472,431			$424,399

Interest income and rate earned - including derivatives		$5,029	5.05%		$4,364	4.84%
Interest expense and equivalent rate paid - including derivatives		1,672	1.68		1,336	1.48

Net interest income and margin - including derivatives		$3,357	3.37%		$3,028	3.36%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

SECOND QUARTER 2004			FIRST QUARTER 2004			FOURTH QUARTER 2003
Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid

$4,015	11	1.13%	$3,237	10	1.18%	$2,569	7	1.17%
23,800	62	1.05	24,806	61	0.99	23,591	60	1.00
26,135	260	3.98	20,956	220	4.21	20,038	213	4.24
100,209	1,196	4.77	98,222	1,221	4.97	94,584	1,184	5.00

56,648	599	4.25	55,476	576	4.18	55,439	593	4.25
6,309	56	3.56	6,022	53	3.52	5,789	52	3.53
15,029	158	4.21	15,241	160	4.23	15,555	166	4.23
7,011	180	10.28	6,945	183	10.52	7,084	185	10.45
7,110	41	2.32	6,684	41	2.49	6,761	45	2.66

92,107	1,034	4.51	90,368	1,013	4.50	90,628	1,041	4.56

52,389	691	5.29	50,879	705	5.55	51,380	718	5.58
9,941	90	3.63	8,908	78	3.53	8,502	78	3.62
9,205	126	5.48	9,026	130	5.80	9,090	137	5.99

71,535	907	5.08	68,813	913	5.32	68,972	933	5.39

163,642	1,941	4.76	159,181	1,926	4.86	159,600	1,974	4.92

15,603	161	4.12	12,759	131	4.12	10,627	109	4.10
11,443	82	2.91	11,159	84	3.02	11,265	83	2.95

344,847	3,713	4.32	330,320	3,653	4.43	322,274	3,630	4.49
—	371	0.43	—	408	0.50	—	386	0.47

344,847	4,084	4.75	330,320	4,061	4.93	322,274	4,016	4.96

11,254			10,957			10,728
54,973			57,411			55,985

$411,074			$398,688			$388,987

70,205	78	0.45	65,366	70	0.43	56,755	58	0.40
76,850	172	0.90	69,208	154	0.90	63,202	141	0.89
26,288	176	2.69	27,496	189	2.76	28,456	200	2.80
7,110	20	1.14	7,673	22	1.17	10,648	31	1.13
7,773	34	1.76	7,676	34	1.75	7,520	33	1.77

188,226	480	1.03	177,419	469	1.06	166,581	463	1.10
46,620	116	1.00	48,353	124	1.03	55,378	133	0.95
12,382	32	1.04	11,852	30	1.01	11,670	31	1.06
10,571	73	2.78	8,412	47	2.25	7,970	50	2.48
6,013	11	0.80	6,436	10	0.59	6,551	9	0.53
37,840	378	3.99	37,269	364	3.91	35,855	357	3.97

301,652	1,090	1.45	289,741	1,044	1.45	284,005	1,043	1.46
—	91	0.12	—	94	0.13	—	31	0.04

301,652	1,181	1.57	289,741	1,138	1.58	284,005	1,074	1.50

50,466			46,603			45,696
26,460			29,607			27,145
32,496			32,737			32,141

$411,074			$398,688			$388,987

	$4,084	4.75%		$4,061	4.93%		$4,016	4.96%
	1,181	1.38		1,138	1.38		1,074	1.32

	$2,903	3.37%		$2,923	3.55%		$2,942	3.64%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	YEAR ENDED 2004			YEAR ENDED 2003
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/Paid
ASSETS
Interest-bearing bank balances	$3,578	51	1.43%	$3,836	50	1.31%
Federal funds sold and securities purchased under resale agreements	24,940	342	1.37	16,780	172	1.02
Trading account assets	28,944	1,239	4.28	18,395	814	4.43
Securities	100,960	4,951	4.90	78,593	4,143	5.27
Loans
Commercial
Commercial, financial and agricultural	59,970	2,653	4.43	56,404	2,390	4.24
Real estate - construction and other	7,395	296	4.00	5,393	190	3.52
Real estate - mortgage	16,050	725	4.52	16,388	720	4.39
Lease financing	8,467	721	8.51	6,915	739	10.69
Foreign	7,144	187	2.61	6,652	189	2.84

Total commercial	99,026	4,582	4.63	91,752	4,228	4.61

Consumer
Real estate secured	54,928	2,981	5.43	48,894	2,824	5.78
Student loans	9,891	372	3.76	7,919	305	3.85
Installment loans	8,188	474	5.79	9,762	630	6.45

Total consumer	73,007	3,827	5.24	66,575	3,759	5.65

Total loans	172,033	8,409	4.89	158,327	7,987	5.04

Loans held for sale (a)	16,735	739	4.42	9,110	395	4.34
Other earning assets (a)	11,064	366	3.30	7,199	243	3.38

Total earning assets excluding derivatives	358,254	16,097	4.49	292,240	13,804	4.72
Risk management derivatives (b)	—	1,441	0.41	—	1,532	0.53

Total earning assets including derivatives	358,254	17,538	4.90	292,240	15,336	5.25

Cash and due from banks	11,311			10,888
Other assets (a)	57,202			58,373

Total assets (a)	$426,767			$361,501

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	72,078	369	0.51	53,117	260	0.49
Money market accounts	79,526	794	1.00	55,816	565	1.01
Other consumer time	28,304	757	2.67	30,553	923	3.02
Foreign	7,933	115	1.45	8,101	104	1.28
Other time	8,301	163	1.98	7,700	143	1.86

Total interest-bearing deposits	196,142	2,198	1.12	155,287	1,995	1.28
Federal funds purchased and securities sold under repurchase agreements	47,321	637	1.35	44,326	525	1.19
Commercial paper	12,034	163	1.35	7,196	72	1.00
Securities sold short	11,025	318	2.88	7,925	209	2.64
Other short-term borrowings	6,087	55	0.90	5,166	40	0.77
Long-term debt	39,780	1,589	4.00	36,676	1,476	4.02

Total interest-bearing liabilities excluding derivatives	312,389	4,960	1.59	256,576	4,317	1.68
Risk management derivatives (b)	—	367	0.12	—	156	0.06

Total interest-bearing liabilities including derivatives	312,389	5,327	1.71	256,576	4,473	1.74

Noninterest-bearing deposits	51,700			43,636
Other liabilities (a)	27,383			29,154
Stockholders’ equity	35,295			32,135

Total liabilities and stockholders’ equity	$426,767			$361,501

Interest income and rate earned - including derivatives		$17,538	4.90%		$15,336	5.25%
Interest expense and equivalent rate paid - including derivatives		5,327	1.49		4,473	1.53

Net interest income and margin - including derivatives		$12,211	3.41%		$10,863	3.72%

(a)	Certain amounts presented in 2003 have been reclassified to conform to the presentation in 2004.

(b)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004				2003
(Dollars in millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS
Net income available to common stockholders (GAAP)	A	$1,448	1,263	1,252	1,251	1,100
After tax merger-related and restructuring expenses (GAAP)		53	55	47	48	75

Net income available to common stockholders, excluding merger-related and restructuring expenses	B	1,501	1,318	1,299	1,299	1,175
After tax other intangible amortization (GAAP)		74	62	67	69	74

Net income available to common stockholders, excluding after tax merger-related and restructuring expenses, and other intangible amortization	C	$1,575	1,380	1,366	1,368	1,249

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$42,644	33,246	32,496	32,737	32,141
Merger-related and restructuring expenses (GAAP)		169	116	69	20	199

Average common stockholders’ equity, excluding merger-related and restructuring expenses	E	42,813	33,362	32,565	32,757	32,340
Average intangible assets (GAAP)	F	(19,257)	(12,473)	(12,326)	(12,351)	(12,380)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and other intangible amortization	G	$23,556	20,889	20,239	20,406	19,960

Return on average common stockholders’ equity
GAAP	A/D	13.50%	15.12	15.49	15.37	13.58
Excluding merger-related and restructuring expenses	B/E	13.95	15.72	16.04	15.95	14.41
Return on average tangible common stockholders’ equity
GAAP	A/D+F	24.62	24.20	24.96	24.68	22.09
Excluding merger-related and restructuring expenses, and other intangible amortization	C/G	26.59%	26.28	27.15	26.97	24.83

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$472,431	424,399	411,074	398,688	388,987
Average intangible assets (GAAP)		(19,257)	(12,473)	(12,326)	(12,351)	(12,380)

Average tangible assets (GAAP)	I	453,174	411,926	398,748	386,337	376,607

Average assets (GAAP)		472,431	424,399	411,074	398,688	388,987
Merger-related and restructuring expenses (GAAP)		169	116	69	20	199

Average assets, excluding merger-related and restructuring expenses	J	472,600	424,515	411,143	398,708	389,186
Average intangible assets (GAAP)		(19,257)	(12,473)	(12,326)	(12,351)	(12,380)

Average tangible assets, excluding merger-related and restructuring expenses	K	$453,343	412,042	398,817	386,357	376,806

Return on average assets
GAAP	A/H	1.22%	1.18	1.22	1.26	1.12
Excluding merger-related and restructuring expenses	B/J	1.26	1.24	1.27	1.31	1.20
Return on average tangible assets
GAAP	A/I	1.27	1.22	1.26	1.30	1.16
Excluding merger-related and restructuring expenses, and other intangible amortization	C/K	1.38%	1.33	1.38	1.42	1.32

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2004				2003
(Dollars in millions, except per share data)	*	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$3,834	3,671	3,495	3,666	3,775
Merger-related and restructuring expenses (GAAP)		(116)	(127)	(102)	(99)	(135)

Noninterest expense, excluding merger-related and restructuring expenses	M	3,718	3,544	3,393	3,567	3,640
Other intangible amortization (GAAP)		(113)	(99)	(107)	(112)	(120)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$3,605	3,445	3,286	3,455	3,520

Net interest income (GAAP)		$3,297	2,965	2,838	2,861	2,877
Tax-equivalent adjustment		60	63	65	62	65

Net interest income (Tax-equivalent)		3,357	3,028	2,903	2,923	2,942
Fee and other income (GAAP)		2,804	2,601	2,607	2,767	2,613

Total	O	$6,161	5,629	5,510	5,690	5,555

Retail Brokerage Services, excluding insurance Noninterest expense (GAAP)	P	$905	859	905	985	957

Net interest income (GAAP)		$141	139	118	106	82

Tax-equivalent adjustment		1	—	—	—	1

Net interest income (Tax-equivalent)		142	139	118	106	83
Fee and other income (GAAP)		906	827	907	1,031	1,008

Total	Q	$1,048	966	1,025	1,137	1,091

Overhead efficiency ratios
GAAP	L/O	62.23%	65.20	63.46	64.42	67.95
Excluding merger-related and restructuring expenses	M/O	60.34	62.96	61.60	62.67	65.51
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	55.01	57.56	55.50	56.69	60.08
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	58.50	61.20	59.66	60.70	63.35
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	52.79%	55.44	53.12	54.23	57.39

OPERATING LEVERAGE
Operating leverage (GAAP)		$368	(55)	(11)	244	18
Merger-related and restructuring expenses (GAAP)		(10)	25	3	(36)	(12)

Operating leverage, excluding merger-related and restructuring expenses		358	(30)	(8)	208	6
Other intangible amortization (GAAP)		15	(8)	(5)	(8)	(7)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$373	(38)	(13)	200	(1)

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.46	0.40	0.40	0.40	0.35

Diluted earnings per common share (GAAP)	S	$0.95	0.96	0.95	0.94	0.83
Merger-related and restructuring expenses (GAAP)		0.04	0.04	0.03	0.04	0.05
Other intangible amortization (GAAP)		0.05	0.05	0.05	0.05	0.06

Diluted earnings per common share, excluding merger-related and restructuring expenses, and other intangible amortization	T	$1.04	1.05	1.03	1.03	0.94

Dividend payout ratios
GAAP	R/S	48.42%	41.67	42.11	42.55	42.17
Excluding merger-related and restructuring expenses, and other intangible amortization	R/T	44.23%	38.10	38.83	38.83	37.23

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 20 and 21 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.